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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.


Date of Report (Date of earliest event reported):   December 11, 1995
                                                    -------------------

                                   ACTV, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



  Delaware                       1-10377                     94-2907258
---------------           ------------------            --------------------
(State or other            (Commission File               (I.R.S. Employer
jurisdiction of                  Number)                 Identification No.)
organization)


             1270 Avenue of the Americas
             New York, New York                    10020
             ---------------------------         ----------
             (Address of Principal                Zip Code
             Executive Office)

Registrant's telephone number, including area code:  (212) 262-2570



                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address; if changed since last report)


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ITEM 5. OTHER EVENTS

         On December 11, 1995, at a meeting of the Board of Directors of ACTV, Inc. (the "Company"), the Board of Directors unanimously approved the election of Bruce C. Crowley as a director of the Company, to serve as a director until the next annual meeting of stockholders or until his successor is duly elected and qualified.

         Mr. Crowley joined the Company as President-Distance Learning in October 1994, became Executive Vice President in October, 1995, and became President of ACTV Interactive, Inc. and a Director of the Company in December, 1995. Prior thereto, he had been employed by KDI Corporation since 1988, and was most recently responsible for KDI Corporation's education division. Mr. Crowley has a B.A. from Colgate University and an M.B.A. from Columbia University.


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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                           ACTV, Inc.



                                           By: /s/ William C. Samuels
                                               -------------------------
                                                   William C. Samuels
                                                   President

January 16, 1996





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